                                                                    Exhibit 10.6

                           MICROSTRATEGY INCORPORATED

                  1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES


     1.   Purposes of the Plan.  The purposes of this 1997 Stock Option Plan for
          --------------------
French Employees are:

          . to attract and retain the best available personnel for positions of substantial responsibility,

          .  to provide additional incentive to French Employees, and

          . to promote the success of the Company's business and the business of its French subsidiary.

          Options shall be granted under the Plan at the discretion of the Administrator and as reflected in the terms of Option Agreements, and are intended to qualify for preferred treatment under French tax laws.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)   "Administrator" means the Board or any of its Committees as
                 -------------
shall be administering the Plan.

          (b)   "Applicable Laws" means the legal requirements relating to the
                 ---------------
administration of stock option plans under French corporate, securities, and tax laws, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)   "Board" means the Board of Directors of the Company.
                 -----

          (d)   "Code" means the Internal Revenue Code of 1986, as amended.
                 ----

          (e)   "Committee" means a committee of Directors appointed by the
                 ---------
Board in accordance with Section 4 of the Plan.

          (f)   "Common Stock" means the common stock of the Company.
                 ------------

          (g)   "Company" means MicroStrategy Incorporated, a Delaware
                 -------
corporation.

          (h)   "Director" means a member of the Board.
                 --------

          (i)   "Disability" means total and permanent disability, as defined
                 ----------
under Applicable Laws.

          (j)   "Employee" means any person employed by a Subsidiary in a
                 --------
salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France.

          (k)   "Fair Market Value" means, as of any date, the dollar value of
                 -----------------
Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is quoted on the Nasdaq Stock Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l)   "Option" means a stock option granted pursuant to the Plan.
                 ------

          (m)   "Option Agreement" means a written agreement between the Company
                 ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (n)   "Optioned Stock" means the Common Stock subject to an Option.
                 --------------

          (o)   "Optionee" means a person eligible to participate in the Plan
                 --------
pursuant to Section 5 and who holds an outstanding Option.

          (p)   "Plan" means this MicroStrategy Incorporated 1997 Stock Option
                 ----
Plan for French Employees.

          (q)   "Share" means a share of the Common Stock, as adjusted in
                 -----
accordance with Section 12 of the Plan.

          (r)   "Subsidiary" means any participating subsidiary of the Company
                 ----------
located in the Republic of France.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 12 of
          -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is three hundred thousand (300,000) Shares. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock. The Shares may be authorized, but unissued, or reacquired

Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

     4.   Administration of the Plan.
          --------------------------

          (a)   Procedure.  The Plan shall be administered by the Board or a
                ---------
Committee.

          (b)   Powers of the Administrator.  Subject to the provisions of the
                ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i)    to determine Fair Market Value;

                (ii) to select the persons to whom Options may be granted hereunder;

                (iii) to determine whether and to what extent Options are granted hereunder;

                (iv) to determine the number of Shares to be covered by each Option granted hereunder;

                (v)    to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vii)  to construe and interpret the terms of the Plan;

                (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                (ix) to modify or amend each Option (subject to Section 14(c) of the Plan);

                (x) to authorize any person to execute on behalf of the Company or a Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

                (xi) to determine the terms and restrictions applicable to Options; and

                (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)   Effect of Administrator's Decision.  The Administrator's
                ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

          (d)   Reporting to the Stockholders' Meeting.  The Company shall
                --------------------------------------
annually report to its stockholders the number of shares subject to, the exercise price of and number of Shares acquired upon exercise of Options granted hereunder.

     5.   Eligibility.  Options may be granted only to Employees; provided,
          -----------
however, that the President Directeur General, the Directeur General and other directors who are also Employees of a participating Subsidiary may be granted Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

     6.   Limitations.  Neither the Plan nor any Option shall confer upon any
          -----------
Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

     7.   Term of Plan.  The Plan shall become effective as of the date of its
          ------------
adoption by the Board. It shall continue in effect until five years from the date of its adoption, unless terminated earlier under Section 14 of the Plan.

     8.   Term of Option.  The term of each Option shall be as stated in the
          --------------
Option Agreement; provided, however, that the maximum term of an Option shall not exceed ten (10) years from the date of grant of the Option.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a)   Exercise Price.  The exercise price for the Shares to be issued
                --------------
pursuant to exercise of an Option shall be one hundred percent (100%) of the Fair Market Value on the date the Option is granted. The exercise price shall not be modified while the Option is outstanding.

          (b)   Vesting and Exercisability.  As used herein, the term "vested"
                --------------------------
shall mean that portion of an Option, if any, that the Optionee shall be entitled to retain (as set forth below and subject in all cases to the vested portion becoming exercisable) in the event that the Optionee ceases to be an Employee prior to the expiration of the Option. As used herein, the term "exercisable" shall mean that portion of an Option, if any, that the Optionee shall be then entitled, from time to time, to exercise as set forth more fully below.

                (i)    Vesting.
                       -------

                       (A) Options granted hereunder shall vest in accordance with the following schedule: (i) no portion of an Option shall be vested prior to the second anniversary of its Vesting Commencement Date (as such term is defined in the Option Agreement); (ii) forty percent (40%) of the Option shall be vested on the second anniversary of the Vesting Commencement Date;

(iii) thereafter, twenty percent (20%) of the Option shall be vested on each subsequent anniversary of the Vesting Commencement Date, if during such period Optionee has not ceased to be an Employee (such that an Option granted hereunder shall be vested in full on the fifth anniversary of its Vesting Commencement
Date).

                       (B) An Optionee shall be entitled to retain the vested portion of an Option, in the event the Optionee ceases to be an Employee, for the period set forth in Section 10 below. No vested portion of any Option may be exercised until it is otherwise exercisable, as provided below.

                (ii)   Exercisability.
                       --------------

                       (A) No portion of any Option shall be exercisable, whether or not vested, until the earliest to occur of the following events (each an "Event of Exercisability"): (i) the date immediately following the closing of the initial firm commitment underwritten public offering of common stock of the Company; (ii) immediately prior to the occurrence of any Change in Control of the Company; or (iii) the date 78 months following the Option's date of grant.

                       (B) In the event that an Event of Exercisability shall occur, the entire vested portion of the Option shall in such event be exercisable; thereafter, this Option shall become exercisable as, and to the extent that, it becomes vested.

          (c)   Restriction on Sale. The Shares subject to this Option may not
                -------------------
be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three years after the second anniversary of the Vesting Commencement Date.

          (d)   Form of Consideration.  The Administrator shall determine the
                ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                (i)    cash or check (denominated in U.S. Dollars);

                (ii)   wire transfer (denominated in U.S. Dollars);

                (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                (iv)   any combination of the foregoing methods of payment.

     10.  Exercise of Option.
          ------------------

          (a)   Procedure for Exercise; Rights as a Stockholder. Any Option
                -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan, but may not be exercised for a fraction of a Share. An Option shall be deemed exercised when:

                (i) the Subsidiary or the Company receives written notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit A) from the person entitled to exercise the Option, accompanied by full payment for the Shares with respect to which the Option is exercised;

                (ii) the Subsidiary or the Company receives a written subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit B) from the person entitled to exercise the Option.

                Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Company or the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)   Termination of Employment.  In the event an Optionee ceases to
                -------------------------
be an Employee (other than upon the Optionee's death), the Optionee may exercise his or her Option to the extent that the Option was vested at the date of such termination and to the extent that the Optionee is or becomes entitled to exercise the Option after termination, but only within such period of time as is determined by the Administrator at the time of grant, and in no event later than the expiration of the term of such Option as set forth in the Option Agreement. To the extent that the Option was not vested at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c)   Death of Optionee.  In the event of an Optionee's death, the
                -----------------
Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option by bequest or inheritance may exercise the Option to the extent that the Option was vested at the date of death and to the extent such estate or person is or becomes entitled to exercise the Option after the Optionee's death, but only within six (6) months following the date of death, and in no event later than the expiration of the term of such Option as set forth in the Option Agreement. To the extent that the Option was not vested at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     11.  Non-Transferability of Options.  An Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
          ----------------------------------------------------------------------
          Sale or Change of Control.
          -------------------------

          (a)   Changes in Capitalization. Subject to any required action by the
                -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)   Dissolution or Liquidation.  In the event of the proposed
                --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c)   Merger or Asset Sale.  Subject to the following sentence, in the
                --------------------
event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company or a Change in Control, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In such event, if the successor corporation does not agree to assume the Option or to substitute an equivalent option, then the Option shall be deemed vested and exercisable to the extent of the greater of (i) 40% of the number of shares
                                 -------
subject to the Option or (ii) the number of shares then vested immediately prior to the occurrence of the Change of Control pursuant to the provisions of
Section 1 of the Option Agreement between the Company and Optionee. Such Options shall terminate to the extent such Options are not vested and exercised immediately prior to the occurrence of the Change in Control. For the purposes of this paragraph, the Option shall be considered assumed if, immediately following the merger, sale of assets or Change in Control, the Option confers right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, sale of
--------
assets or Change in Control was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger, sale of assets or Change in Control.

          (d)   Definition of "Change in Control". For purposes of this
                --------------------------------
Section 9, a "Change in Control" means the happening of any of the following:

                (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                (ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                (iii) A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

     13.  Date of Grant.  The date of grant of an Option shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)   Amendment and Termination.  The Administrator may at any time
                -------------------------
amend, alter, suspend or terminate the Plan.

          (b)   Stockholder Approval.  The Company shall obtain stockholder
                --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

          (c)   Effect of Amendment or Termination.  No amendment, alteration,
                ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

     15.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)   Legal Compliance.  Shares shall not be issued pursuant to the
                ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   Investment Representations.  As a condition to the exercise of
                --------------------------
an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

     16.  Liability of Company.
          --------------------

          (a)   Inability to Obtain Authority.  The inability of the Company to
                -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b)   Grants Exceeding Allotted Shares.  If the Optioned Stock covered
                --------------------------------
by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan. In the event more than one Option is granted which exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Options shall be void as set forth in the preceding sentence on a pro rata basis.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                          MICROSTRATEGY INCORPORATED

                  1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                            STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the 1997 Stock Option Plan for French Employees shall have the same defined meanings in this Option Agreement.


I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     Optionee's Name and Address:
                                       -------------------------------------

                                       -------------------------------------

                                       -------------------------------------

     You have been granted an option to purchase Common Stock, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Date of Grant
                                       -------------------------------------

     Exercise Price per Share          $
                                       -------------------------------------
     Total Number of Shares Granted
                                       -------------------------------------
     Total Exercise Price              $
                                       -------------------------------------
     Term/Expiration Date:
                                       -------------------------------------


     Vesting and Exercisability.  As used herein, the term "vested" shall mean
     --------------------------
that portion of this Option, if any, that Optionee shall be entitled to retain (as set forth below and subject in all cases to the vested portion becoming exercisable) in the event that Optionee ceases to be an Employee prior to the expiration of this Option. As used herein, the term "exercisable" shall mean that portion of this Option, if any, that the Optionee shall be then entitled, from time to time, to exercise as set forth more fully below.

     (1)   Vesting.
           -------

           (i) This Option shall vest in accordance with the following schedule: (i) no portion of this Option shall be vested prior to the second anniversary of the Vesting Commencement Date; (ii) forty percent (40%) of this Option shall be vested on the second anniversary of the Vesting Commencement Date (the "Second Anniversary"); (iii) thereafter, twenty percent (20%) of this Option shall be vested on each subsequent anniversary of the Vesting Commencement Date if during such period Optionee remains an Employee (such that this Option shall be vested in full on the fifth anniversary of the Vesting Commencement Date).

           (ii) Optionee shall be entitled to retain the vested portion of this Option in the event Optionee ceases to be an Employee, for the period set forth below. No vested portion of any Option may be exercised until it is otherwise exercisable, as provided below.

     (2)   Exercisability.
           --------------

           (i) No portion of this Option shall be exercisable, whether or not vested, until the earliest to occur of the following events (each an "Event of Exercisability"): (i) the date immediately following the closing of the initial firm commitment underwritten public offering of common stock of the Company;
(ii) immediately prior to the occurrence of any Change in Control of the Company; or (iii) the date 78 months following the date of grant of this Option.

           (ii) In the event that an Event of Exercisability shall occur, the entire vested portion of this Option shall be exercisable; thereafter, this Option shall become exercisable as, and to the extent that, it becomes vested.

     (3)   Restriction on Sale.
           -------------------

     The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three years after the Second Anniversary.

     (4)   Termination Period.
           -------------------

     This Option may be exercised to the extent that it is both vested and exercisable until the later to occur of the following: (i) the thirtieth (30th) day after termination of the Optionee's employment relationship, or (ii) the fifth anniversary of the Vesting Commencement Date. In the case of a termination of the Optionee's employment relationship as a result of death, this Option may be exercised, to the extent that it is both vested and exercisable, for six (6) months.

II.  AGREEMENT
     ---------

     1.    Grant of Option.  The Board of the Company hereby grants to the
           ---------------
Optionee, an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     2.    Exercise of Option.
           ------------------

           (a)   Right to Exercise. This Option is exercisable during its term
                 -----------------
as set forth in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

           (b)   Method of Exercise. This Option is exercisable by: (i) delivery
                 ------------------
of an exercise notice to the Subsidiary, in the form attached hereto as
Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), (ii) delivery of a subscription agreement to the Subsidiary, in the form attached as Exhibit B (the "Subscription Agreement"), (iii) delivery of the aggregate Exercise Price as to all Exercised Shares to the Subsidiary and (iv) such other representations and agreements as may be required by the Company or the Subsidiary pursuant to the provisions of the Plan. Until issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date issuance of such Shares, except as provided in Section 12 of the Plan. The Exercise Notice and Subscription Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Subsidiary. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such fully executed Exercise Notice and Subscription Agreement accompanied by such aggregate Exercise Price.

           No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.    Method of Payment.  Payment of the aggregate Exercise Price shall
           -----------------
be by any of the following, or a combination thereof, at the election of the
Optionee:

           (a)   cash or check (denominated in U.S. Dollars);

           (b)   wire transfer (denominated (in U.S. Dollars);

           (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

     4.    Lock-Up Period.  Optionee hereby agrees that, if so requested by the
           --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply to any registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5.    Non-Transferability of Option.  This Option may not be transferred in
           -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6.    Term of Option. This Option may be exercised only within the term set
           --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY OR THE SUBSIDIARY.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.


OPTIONEE:    MICROSTRATEGY INCORPORATED


                                      By:
-------------------------------------    --------------------------------
Signature


                                      Title:
-------------------------------------       -----------------------------
Print Name

     EXHIBIT A
     ---------


     MICROSTRATEGY INCORPORATED

     1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

     EXERCISE NOTICE




MicroStrategy Incorporated

___________________________________

___________________________________

___________________________________
Attention:  General Secretary


     1.  Exercise of Option.  Effective as of today, ___________, 199__, the
         ------------------
undersigned ("Optionee") hereby elects to purchase _________ Shares under and pursuant to the Plan and the Stock Option Agreement dated ___________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

     2.  Delivery of Payment.  Optionee herewith delivers to the Company the
         -------------------
full purchase price for the Shares.

     3.  Representations of Optionee.  Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee further agrees to execute the Investment Representation Statement attached hereto as Exhibit C.

     4.  Rights as Stockholder.  Until issuance of the Shares (as evidenced by
         ---------------------
the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

     5.  Tax Consultation.  Optionee represents that Optionee has consulted with
         ----------------
any tax consultants or advisors Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  Optionee understands and agrees that the Company shall
               -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED, DIRECTLY OR INDIRECTLY, IN OR INTO THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 901 OF REGULATION S OF THE ACT, IN THE ABSENCE OF SUCH REGISTRATION, UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by the laws of California and the United States of America except for that body of laws pertaining to conflict of laws.



Submitted by:                   Accepted by:

OPTIONEE:                       MICROSTRATEGY INCORPORATED


                                        By:
------------------------------               --------------------------
Signature

                                        Its:
------------------------------               --------------------------
Print Name

Address:
        ----------------------

        ----------------------

        ----------------------

                                   EXHIBIT B
                                   ---------



     MICROSTRATEGY INCORPORATED

     1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

     SUBSCRIPTION AGREEMENT


MicroStrategy Incorporated

-----------------------------------

-----------------------------------

Attention:  General Secretary

     1.   Amount and Terms of the Subscription
          ------------------------------------

          In conformity with the Plan, an Option was granted according to the Stock Option Agreement dated _________________ (the "Option Agreement").

          ______________________________________ Shares shall be issued to the benefit of the undersigned (the "Subscriber") in accordance with the applicable laws of the United States of America and the State of California and within the limits of the authorized capital of the Company.

          The Shares acquired may be paid up by:

          (a)  cash or check (denominated in U.S. Dollars);

          (b)  wire transfer (denominated in U.S. Dollars);

          (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

     2.   Subscription Agreement
          ----------------------

          I, the undersigned,  Last name
                                         ----------------------------------

                               First name
                                         ----------------------------------

                               Residence
                                         ----------------------------------


          subscribe to ______________ Shares.

     Supporting my subscription I shall pay the total amount of the purchase price of the Shares following one or more of the methods described in I. above.


Submitted by:                          Accepted by:

The Subscriber                         MICROSTRATEGY INCORPORATED


                                       By:
----------------------------------        --------------------------------------
Signature

                                       Title:
----------------------------------           -----------------------------------
Printed Name

Address
       ---------------

---------------

---------------

                                   EXHIBIT C
                                   ---------



     MICROSTRATEGY INCORPORATED
                  1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES


     INVESTMENT REPRESENTATION STATEMENT


OPTIONEE    :
                  ------------------------------
COMPANY     :     MICROSTRATEGY INCORPORATED

SECURITY    :     COMMON STOCK

AMOUNT      :
                  ------------------------------
DATE        :
                  ------------------------------

     In connection with the purchase of the above-listed securities (the "Securities"), the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

     (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act") and have not been registered under the Securities Act in reliance upon a specific exemption therefrom. Optionee further understands that the Securities may not be transferred in the United States for an indefinite period of time, unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that any receipt evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities in the United States, unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" in the United States acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold in the United States, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

       In the event that the Securities do not qualify under Rule 701 at the time of grant, then the Securities may be resold in the United States only under certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an "affiliate" of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in section (1), (2), (3), and (4) of the paragraph immediately above.

     (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities in the United States other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                                       Signature of Optionee:



                                       -------------------------

                                       Date:
                                            --------------------


                                       2